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                                                                    EXHIBIT 32.2


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Robert V. Condon, Chief Financial Officer of Merrimac Industries, Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Company's Quarterly Report on Form 10-QSB for the period ending April 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Robert V. Condon
--------------------
Robert V. Condon
Chief Financial Officer
May 17, 2004